EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned President and Chief Executive Officer of the Company certifies that, to his knowledge:

      1. The Company's Form 10-QSB for the quarter ended June 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                           /s/ Denis M. O'Donnell, M.D.
                                           -------------------------------------
                                           Denis M. O'Donnell, M.D.
                                           President and Chief Executive Officer
                                           Dated:  August 10, 2005